Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT

THIS FIRST AMENDMENT, dated as of January 19, 2018 (this “Amendment”), is among BCI IV OPERATING PARTNERSHIP LP, a Delaware limited partnership (the “Borrower”), the other Loan Parties (as defined in the Credit Agreement (as hereinafter defined)) solely for purpose of Section IV hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacities, the “Agent”), and each of the Lenders (as defined in the Credit Agreement).

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto and the Agent are parties to the Credit Agreement, dated as of September 18, 2017 (the “Existing Credit Agreement”, as amended by this Amendment and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Existing Credit Agreement.

WHEREAS, the Borrower has requested that the Agent and the Lenders enter into this Amendment to amend the Existing Credit Agreement as more particularly set forth herein, and the Agent and Lenders have agreed to do so, subject to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.                                        AMENDMENTS.  Pursuant to Section 9.02 of the Existing Credit Agreement, the parties hereto desire to make the following amendments to the Existing Credit Agreement:

A.                                    Section 1.01 of the Existing Credit Agreement shall be amended by:

(i)   replacing the definition of “Pledgor” with following:

“Pledgor” means the Borrower or each other entity or group of entities, in each case, directly or indirectly owned by Borrower, which entity or group of entities, individually or in the aggregate, directly own 95% or more of the equity interests in an entity owning an Unencumbered Property.

and  (ii)  deleting the phrase “(other than BCI IV Real Estate Holdco LLC)” from clause (b) of the definition of “Unencumbered Property”.

B.                                    Exhibit E to the Existing Credit Agreement shall be replaced in its entirety by Exhibit E hereto.

II.                                   REPRESENTATIONS.  The Borrower on its own behalf and on behalf of its Subsidiaries makes, on the effective date of this Amendment, the representations and warranties in Article III of the Credit Agreement and confirm that such representations and warranties are true and correct as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date. Additionally, the Borrower represents and warrants that immediately before and after giving effect to this Amendment on the date hereof, no Default or Event of Default has occurred and is continuing.

III.                              CONDITIONS TO EFFECTIVENESS.  This Amendment shall become effective on the first date on which this Amendment is duly executed and delivered by the Loan Parties, the Administrative Agent and the Lenders.

IV.                               CONFIRMATION OF GUARANTY. Each Loan Party (a) confirms its obligations under the Guaranty or Subsidiary Guaranty, as applicable, (b) confirms that its obligations under the Credit Agreement as modified hereby constitute “Obligations” (as defined in the Credit Agreement), (c) confirms its guarantee of the Obligations under the Guaranty or Subsidiary Guaranty, as applicable, (d) confirms that its obligations under the Credit Agreement as modified hereby are entitled to the benefits of the guarantee set forth in the Guaranty or Subsidiary Guaranty, as applicable, and (e) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of the Guaranty, Subsidiary Guaranty and Pledge Agreement, as applicable.  Each Loan Party, by its execution of this Amendment, hereby confirms that the Obligations shall remain in full force and effect.

V.                                    MISCELLANEOUS.

A.                                    Each party hereto agrees, that except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.

B.                                    On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time.  This Amendment shall constitute a Loan Document.

C.                                    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Amendment.

D.                                    This Amendment shall be construed in accordance with and governed by the law of the State of New York.

E.                                     Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first above written.

BCI IV OPERATING PARTNERSHIP LP, a Delaware limited partnership

By BLACK CREEK INDUSTRIAL REIT IV INC.,
a Maryland corporation, its General Partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director, Debt Capital Markets

[BCI IV Operating Partnership LP — First Amendment to the Credit Agreement]

BLACK CREEK INDUSTRIAL REIT IV INC.,
a Maryland corporation

By:	/s/ Lainie P. Minnick
	Name:	Lainie P. Minnick
	Title:	Managing Director, Debt Capital Markets

[BCI IV Operating Partnership LP — First Amendment to the Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By	/s/ Kevin A. Stacker
	Name:	Kevin A. Stacker
	Title:	Senior Vice President

[BCI IV Operating Partnership LP — First Amendment to the Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By	/s/ Kurt Mathison
	Name:	Kurt Mathison
	Title:	Senior Vice President

[BCI IV Operating Partnership LP — First Amendment to the Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Benjamin Kuruvila
	Name:	Benjamin Kuruvila
	Title:	Vice President

[BCI IV Operating Partnership LP — First Amendment to the Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By	/s/ Ryan M. Dempsey
	Name:	Ryan M. Dempsey
	Title:	Authorized Officer

[BCI IV Operating Partnership LP — First Amendment to the Credit Agreement]